UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2004
                                                 (February 11, 2004)

                                 Bidville, Inc.
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             (Exact name of registrant as specified in its charter)


           Nevada                          000-31477              98-0224958
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(State or other jurisdiction           (Commission           (IRS Employer
   of incorporation)                      file number)       Identification No.)


601 Cleveland Street, Suite 120
Clearwater, FL                                                33755
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code: (727) 442-9669


                                       N/A
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          (Former name or former address, if changes since last report)

ITEM 5.  Other Events

On February 11, 2004, Bidville, Inc. (the "Company") executed a nonbinding letter of intent to acquire 3 2 1 PLAY, Inc. and Buy Sell Connections, Inc. 3 2 1 PLAY, Inc. has owned and operated an online retail site for the past three (3) years. The Company plans to use the acquisition to expand its online product offering. Buy Sell Connections, Inc. plans to launch a national chain of "drop off" stores where sellers can deposit their new or used items for sale on the Company's auction site.


ITEM  7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.    Description
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99.1      *    Press Release dated February 11, 2004 regarding nonbinding LOI to acquire 3 2 1 PLAY, Inc. and Buy Sell Connections, Inc.

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          *    Filed Herewith.


Item 7A. CONTROLS AND PROCEDURES.

As required by Rule 13a-15 under the Exchange Act, within the 90 days prior to the filing date of this report, the Company carried out an evaluation of the effectiveness of the design and operation of the Company's disclosure controls and procedures. This evaluation was carried out under the supervision and with the participation of the Company's management, including the Company's President, Chief Executive and Chief Financial Officer. Based upon that evaluation, the Company's President, Chief Executive and Chief Financial Officer concluded that the Company's disclosure controls and procedures are effective. There have been no significant changes in the Company's internal controls or in other factors, which could significantly affect internal controls subsequent to the date the Company carried out its evaluation.

Disclosure controls and procedures are controls and other procedures that are designed to ensure that information required to be disclosed in Company reports filed or submitted under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Securities and Exchange Commission's rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed in Company reports filed under the Exchange Act is accumulated and communicated to management, including the Company's Chief Executive and Chief Financial Officer as appropriate, to allow timely decisions regarding required disclosure.

ITEM 9.  Regulation FD Disclosure

The Company distributed a press release on or about February 11, 2004, which may be deemed to contain material non-public information regarding the Registrant specifically relating to the transaction outlined above. A copy of the release is attached hereto as an exhibit.




                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.



                               Bidville, Inc.
                           -------------------------
                                  (Registrant)


Date: February 12, 2004



                       By:      /s/ Gerald C. Parker
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                              Gerald C. Parker, Chairman

                       By:      /s/ Michael Palandro
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                              Michael Palandro, President, CEO and Director

                       By:      /s/ Robert W. Pearce
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                           Robert W. Pearce, Secretary, Treasurer and Director